As filed with the Securities and Exchange Commission on March 17, 1999 and
declared effective on       , 1999.
                                                     Registration No. 333-71293
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                      PRE-EFFECTIVE AMENDMENT NO. 3
                                      to
                                   Form S-3
                            REGISTRATION STATEMENT
                                     under
                          THE SECURITIES ACT OF 1933

                                ---------------

                          Atlantic Richfield Company
            (Exact name of registrant as specified in its charter)

            Delaware                                  23-0371610
   (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                   Identification No.)

                            515 South Flower Street
                         Los Angeles, California 90071
                                 213-486-3511
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            BRUCE G. WHITMORE, Esq.
                              Corporate Secretary
                          Atlantic Richfield Company
                            515 South Flower Street
                         Los Angeles, California 90071
                                 213-486-1774
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                         Copies of Communications to:

                              DIANE A. WARD, Esq.
                        Counsel -- Securities & Finance
                          Atlantic Richfield Company
                            515 South Flower Street
                         Los Angeles, California 90071
                                 213-486-2808

                                ---------------

       Approximate date of commencement of proposed sale to the public:
 From time to time after the effective date of this registration statement as determined by market conditions.

                                ---------------

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
  The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
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

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California on the 16th day of March, 1999.

                                          ATLANTIC RICHFIELD COMPANY


                                          By:   * MICHAEL E. WILEY
                                             ----------------------------------
                                                  Michael E. Wiley
                                                 President and Chief
                                                  Operating Officer

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

                 Signature                           Title                 Date
                 ---------                           -----                 ----


            * MIKE R. BOWLIN                 Chairman of the Board,
___________________________________________ Chief Executive Officer
               Mike R. Bowlin                     and Director
        Principal executive officer


           * MARIE L. KNOWLES               Executive Vice President
___________________________________________   and Chief Financial
              Marie L. Knowles                      Officer
        Principal financial officer


            * FRANK D. BOREN                        Director
___________________________________________
               Frank D. Boren


              * JOHN GAVIN                          Director          March 16, 1999
___________________________________________
                 John Gavin


              * KENT KRESA                          Director
___________________________________________
                 Kent Kresa


           * ARNOLD G. LANGBO                       Director
___________________________________________
              Arnold G. Langbo


          * DAVID T. McLAUGHLIN                     Director
___________________________________________
            David T. McLaughlin


           * JOHN B. SLAUGHTER                      Director
___________________________________________
             John B. Slaughter

                 Signature                           Title                 Date
                 ---------                           -----                 ----


            * GARY L. TOOKER                        Director
___________________________________________
               Gary L. Tooker


              * HENRY WENDT                         Director
___________________________________________
                Henry Wendt


            * GAYLE E. WILSON                       Director          March 16, 1999
___________________________________________
              Gayle E. Wilson


          /s/ ALLAN L. COMSTOCK                Vice President and
___________________________________________        Controller
             Allan L. Comstock
        Principal accounting officer


* By   /s/ ALLAN L. COMSTOCK
  ---------------------------------
           Allan L. Comstock
          (Attorney in fact)

                                      II-8